Exhibit 10.3

SECOND AMENDMENT TO
DIGITAL REALTY DEFERRED COMPENSATION PLAN

THIS SECOND AMENDMENT TO DIGITAL REALTY DEFERRED COMPENSATION PLAN (this “Second Amendment”) is made and adopted by the Board of Directors (the “Board”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), effective as of the Effective Date (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Digital Realty Deferred Compensation Plan (as amended, the “Plan”);

WHEREAS, pursuant to Section 8.9 of the Plan, the Plan may be amended at any time by the Company’s Board of Directors (the “Board”);

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated July 13, 2015 (the “Merger Agreement”), by and among the Company, Telx Holdings, Inc., a Delaware corporation (“Telx”), Digital Delta, Inc., a Delaware corporation (“Merger Sub”), and BSR LLC, as the Seller’s representative, Merger Sub shall be merged with and into Telx (the “Merger”), with Telx continuing as the surviving corporation and a wholly-owned subsidiary of the Company; and

WHEREAS, in connection with the Merger, effective as of date of the consummation of the Merger (the “Effective Date”), the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein, effective as of the Effective Date.

AMENDMENT

1.	Section 1.2(s) of the Plan is hereby amended and restated in its entirety as follows:

“(s)    “Employee” means each employee (as defined in accordance with Section 3401(c) of the Code) of the Company, the Partnership or any Subsidiary, excluding any employee of Telx Holdings, Inc. or any of its subsidiaries, who (i) is a Level 9 (or higher) employee and (ii) whose principal place of employment with the Company, the Partnership or such Subsidiary is in the United States.”

2.	This Second Amendment shall be and is hereby incorporated in and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.
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I hereby certify that the foregoing Second Amendment was duly adopted by the Board of Directors of Digital Realty Trust, Inc. on August 11, 2015.

Executed on this 11th day of August, 2015.

/s/ Joshua A. Mills
Joshua A. Mills
Senior Vice President, General Counsel and Secretary